UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) August 16, 2007

                              Multiband Corporation
(Exact name of registrant as specified in its chapter)

Minnesota	13529	41-1255001
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

9449 Science Center Drive	55428
New Hope, Minnesota	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code 763-504-3000

_______________________________________________________
(Former name or former address, if changed since last report)

Item 7.01

Other Events and Regulation FD Disclosure.

On August 15, 2007, the Company released the attached press release related to its financial results for the quarter ended June 30, 2007.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2007	Multiband Corporation

	By:	/s/ James L. Mandel
James L. Mandel
Chief Executive Officer

Exhibit Index

99	Press Release